                                   Exhibit 10.4(a)

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                                 REPUBLICA DE PANAMA
                                 PROVINCIA DE PANAMA

                            NOTARIA DUODECIMA DEL CIRCUITO

                              LIEDO. PLINIO F. VALDES F.

                                  NOTARIO DUODECIMO


TELEFONOS: 223-9617      CELULAR: 612-1426                   CALLE 52, ATRAS DEL
           223-9626                                     EDIFICIO AVESA. LOCAL #1
     FAX:  223-9614                                                 CAMPO ALEGRE

                                                         APARTADO POSTAL 55-0101
                                                                ESTAFELA PAMILLA
                                                          PANAMA, REP. DE PANAMA

COPIA

ESCRITURA NO 12146       DE 20          DE diciembre   DE 1999.


Por la cual:


          Por la cual la sociedad PRICESMART, INC. declara cancelados unos gravamenes hipotecarios y anticreticos constituidos a su favor por la sociedad PB REAL ESTATE, S.A.; la entidad bancaria denominada THE CHASE MANHATTAN BANK celebra con la referida sociedad PB REAL ESTATE, S.A. contrato de linea de credito convertible en prestamo garantizado con Primera Hipoteca y Anticresis sobre las Fincas Nos.: 1) 41,054; 2) 41,055; 3) 41,056; 4) 41,057; 5) 41,058; 6)
41,059; 7) 41,060; 8) 41,061; 9) 41,062; 10) 41,063; 11) 41,064; 12) 41,065; 13)
41,066; 14) 41,067; 15) 41,068; 16) 41,069; 17) 41,070; 18) 41,071; 19) 41,072;
20) 41,073; 21) 41,074; 22) 41,075; 23) 41,076, 24) 41,077; 25) 41,078; 26)
41,079; 27) 41,080; 28) 41,081; 29) 41,082; 30) 41,083; 31) 41,084; 32) 41,085;
33) 41,086; 34) 41,087; 35) 41,088; 36) 41,089; 37) 41,090; 38) 41,091; 39)
41,092; 40) 41,093; 41) 41,094 y 42) 41,095.

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ESCRITURA PUBLICA NUMERO DOCE MIL CIENTO CUARENTA Y SEIS------------------------ -------------------------------------(12146)------------------------------------
Por la cual la sociedad PRICESMART, INC. declara cancelados unos gravamenes hipotecarios y anticreticos constituidos a su favor por la sociedad PB REAL ESTATE, S.A.; la entidad bancaria denominada THE CHASE MANHATTAN BANK celebra con la referida sociedad PB REAL ESTATE, S.A. contrato de linea de credito convertible en prestamo garantizado con Primera Hipoteca y Anticresis sobre las Fincas Nos.: 1) 41,054; 2) 41,055; 3) 41,056; 4) 41,057; 5) 41,058; 6) 41,059;
7) 41,060; 8) 41,061; 9) 41,062; 10) 41,063; 11) 41,064; 12) 41,065; 13) 41,066;
14) 41,067; 15) 41,068; 16) 41,069; 17) 41,070; 18) 41,071; 19) 41,072; 20)
41,073; 21) 41,074; 22) 41,075; 23) 41,076; 24) 41,077; 25) 41,078; 26) 41,079;
27) 41,080; 28) 41,081; 29) 41,082; 30) 41,083; 31) 41,084; 32) 41,085; 33)
41,086; 34) 41,087; 35) 41,088; 36) 41,089; 37) 41,090; 38) 41,091; 39) 41,092;
40) 41,093; 41) 41,094 y 42) 41,095.--------------------------------------------
------------------------Panama, 20 de diciembre de 1999.------------------------

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En la ciudad de Panama, Capital de la Republica y Cabecera del Circuito Notarial del mismo nombre, a los veinte (20) dias del mes de diciembre de mil novecientos noventa y nueve (1999), ante mi, PLINIO FRANCISCO VALDES, Notario Publico Duodecimo del Circuito de Panama, con cedula de identidad personal numero ocho-doscientos ochenta y nueve-trescientos ochenta (8-289-380),---------------------comparecio personalmente el senor JESUS ERNESTO GRIJALVA, varon, norteamericano, mayor de edad, casado, abogado, de transito por esta ciudad, portador de pasaporte norteamericano numero cero tres siete cero cero dos seis ocho nueve, (037002689), quien, manifiesta conocer el idioma espanol, de manera que no requiere de la asistencia de un traductor publico autorizado para este acto, y quien declara estar actuando en representacion de la sociedad
PRICESMART, INC., constituida y existente de conformidad con las leyes del Estado de Delaware, Estados Unidos de Norteamerica, segun consta en certificacion expedida por el Secretario de Estado del Estado de Delaware, Estados Unidos Norteamerica, la cual se me presenta debidamente traducida al espanol por traductor publico autorizado y legalizada mediante Apostilla, debidamente facultado para este acto segun consta poder que se me entrega debidamente traducido al espanol y legalizado por el Consulado de Panama en en San Diego California, Estados Unidos de America y por el Ministerio de Relaciones Exteriores de Panama para su protocolizacion en esta escritura publica, por una parte, en adelante indentificado como EL ACREEDOR HIPOTECARIO, persona a quien conozco y quien me solicito hiciera constar lo siguiente:------------------------------------------------------------------
---------------------CANCELACION DE GRAVAMENES PRIMERO:---------------------
Declara EL ACREEDOR HIPOTECARIO que mediante escritura publica numero siete mil quinientos cuarenta y uno (7541), de fecha veinticuatro (24) de septiembre de mil novecientos noventa y ocho (1998), otorgada en la notaria Duodecima del Circuito de Panama, celebro un contrato de prestamo y Linea de Credito, con la sociedad PRICE COSTCO DE PANAMA, S.A. hasta por la suma de Cinco Millones Ochocientos Setenta y Cinco Mil Dolares (US$5,875,000.00) moneda legal de los Estados Unidos de America, los cuales fueron garantizados por la sociedad PB REAL ESTATE, S.A. con Primera Hipoteca y Anticresis sobre las cuarenta y dos (42) Fincas que se describen a continuacion: 1) cuarenta y un mil cincuenta y cuatro (41,054); 2) cuarenta y un mil cincuenta y cinco (41,055); 3) cuarenta y un mil cincuenta y seis (41,056); 4) cuarenta y un mil cincuenta y siete (41,057); 5) cuarenta y un mil cincuenta y ocho (41,058); 6) cuarenta y un mil cincuenta y neuve (41,059); 7)

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cuarenta y un mil sesenta (41,060); 8) cuarenta y un mil sesenta y uno (41,061); 9) cuarenta y un mil sesenta y dos (41,062); 10) cuarenta y un mil sesenta y tres (41,063); 11) cuarenta y un mil sesenta y cuatro (41,064); 12) cuarenta y un mil sesenta y cinco (41, 065); 13) cuarenta y un mil sesenta y seis (41,066); 14) cuarenta y un mil sesenta y siete (41,067); 15) cuarenta y un mil sesenta y ocho (41,068); 16) cuarenta y un mil sesenta y nueve (41,069); 17) cuarenta y un mil setenta (41,070); 18) cuarenta y un mil setenta y uno (41,071); 19) cuarenta y un mil setenta y dos (41,072); 20) cuarenta y un mil setenta y tres (41,073); 21) cuarenta y un mil setenta y cuatro (41,074); 22) cuarenta y un mil setenta y cinco (41,075); 23) cuarenta y un mil setenta y seis (41,076); 24) cuarenta y un mil sesenta y siete (41,077); 25) cuarenta y un mil setenta y ocho (41,078); 26) cuarenta y un mil setenta y nueve (41,079); 27) cuarenta y un mil ochenta (41,080); 28) cuarenta y un mil ochenta y uno (41,081); 29) cuarenta y un mil ochenta y dos (41,082); 30) cuarenta y un mil ochenta y tres (41,083); 31) cuarenta y un mil ochenta y cuatro (41,084); 32) cuarenta y un mil ochenta y cinco
(41,085); 33) cuarenta y un mil ochenta y seis (41,086); 34) cuarenta y un mil ochenta y siete (41,087); 35) cuarenta y un mil ochenta y ocho (41,088);
36) cuarenta y un mil ochenta y nueve (41,089); 37) cuarenta y un mil noventa (41,090); 38) cuarenta y un mil noventa y uno (41,091); 39) cuarenta y un mil noventa y dos (41,092); 40) cuarenta y un mil noventa y tres (41,093); 41) cuarenta y un mil noventa y cuatro (41,094) y 42) cuarenta y un mil noventa y cinco (41,095); todas inscritas al Rollo seis mil uno (6001), Documento uno
(1), Asiento uno (1) de la Seccion de la Propiedad Horizontal, Provincia de Panama del Registro Publico, tal como consta inscrito en el Registro Publico a Ficha doscientos mil setecientos cuarenta

(200,740), Rollo Complementario siete mil novecientos cuarenta y nueve
(7949), Documento uno (1), Seccion de Micropeliculas (Hipotecas y Anticresis). SEGUNDO: Declara EL ACREEDOR HIPOTECARIO que por este medio cancela la Primera Hipoteca y anticresis que pesa sobre las fincas descritas en la clausula anterior, a fin de que las mismas puedan ser otorgadas en Primera Hipoteca y Anticresis a favor de la entidad bancaria THE CHASE MANHATTAN BANK, toda vez que, con el producto del prestamo que dicha entidad bancaria ha otorgado a la sociedad PB REAL ESTATE, S.A. mediante esta escritura publica se cancelara a favor de EL ACREEDOR HIPOTECARIO el prestamo que este otorgo a la referida sociedad, segun ha sido indicado en la clausula Primera de esta parte de la presente escritura publica.

En este estado comparecen personalmente los senores HOMERO EDUARDO VELASQUEZ DORAN, varon, panameno, mayor de edad, casado, banquero, vecino de esta ciudad, portador de la cedula de identidad personal numero ocho-ciento sesenta y seis-ochocientos cincuenta y uno (8-166-851), actuando en su condicion de Apoderado General de THE CHASE MANHATTAN BANK, tal como consta en el Registro Publico, Seccion de Micropeliculas (Mercantil) a la Ficha SE-setecientos cincuenta y cuatro (SE754), Rollo cincuenta mil cuatrocientos cuarenta y tres (50,443), Imagen cero cero treinta y cuatro (0034), quien en lo sucesivo se denominara EL BANCO, por una parte y, por la otra, RAFAEL ERNESTO BARCENAS PEREZ, varon, panameno, mayor de edad, casado, empresario, vecino de esta ciudad, portador de cedula de identidad personal numero ocho-ciento veintiocho-trescientos cincuenta y cuatro (8-128-354), quien manifiesta estar actuando en nombre y representacion de la sociedad denominada PB REAL ESTATE, S.A., inscrita en el Registro Publico a Ficha trescientos treinta

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y un mil trescientos cincuenta (331,350), Rollo cincuenta y cuatro mil seiscientos dieciseis (54,616), Imagen cuarenta y uno (41), debidamente facultado para este acto segun consta en acta de reunion de Junta Directiva de la referida sociedad, la cual se me entrega para su incorporacion a esta escritura publica, en adelante identificada como EL DEUDOR, personas a quienes conozco y que me solicitaron hiciera constar lo siguiente:

       II. CONTRATO DE LINEA DE CREDITO CONVERTIBLE EN PRESTAMO PRIMERA:
(CUANTIA): Declara EL BANCO que ha puesto a disposicion de EL DEUDOR una facilidad creditcia consistente en una cuenta o linea de credito por la suma de ONCE MILLONES TRESCIENTOS MIL DOLARES (US$11,300,000.00) moneda legal de los Estados Unidos de America, de la cual declara y acepta EL DEUDOR haber recibido de EL BANCO y, en consecuencia, adeudarle a este, la suma de TRES MILLONES DE DOLARES (US$3,000,000.00) moneda legal de Estados Unidos de America. SEGUNDA: (USO DE LOS FONDOS) EL DEUDOR se obliga a disponer de los fondos objeto de la cuenta o linea de credito a que hace referencia la clausula anterior para los siguientes propositos: a) La suma de Tres Millones de Dolares (US$3,000,000.00) moneda legal de Estados Unidos de America, que EL DEUDOR ha reconocido en la clausula anterior haber recibido de EL BANCO, para financiar la construccion de unas mejoras en el almacen construido en el area de El Dorado, en la Ciudad de Panama; b) La suma de TRES MILLONES
SETENCIENTOS VEINTICINCO MIL DOLARES (US$3,725,000.00) moneda legal de los Estados Unidos de America, para la adquisicion de un terreno en la Ciudad de David, Provincia de Chiriqui y la construccion de sus mejoras, consistentes en un almacen sobre dicho terreno. No obstante lo anterior, las partes convienen en que de la referida facilidad de credito, EL DEUDOR solo podra disponer de dichos TRES MILLONES SETECIENTOS VEINTICINCO MIL DOLARES (US$3,725,000.00) moneda legal de los Estados Unidos de America, despues de que EL DEUDOR haya constituido Primera Hipoteca y Anticresis a favor de EL BANCO sobre el terreno de la Ciudad de David, tan pronto como EL DEUDOR adquiera la propiedad de este y c) La diferencia del monto del prestamo, para cancelar el saldo que adeuda a la sociedad PRICESMART, INC. al momento de la inscripcion de la presente escritura publica, producto del prestamo a que hace referencia la Primera (I) parte de esta escritura publica. ------------ TERCERA (PLAZO): Las partes convienen en que la facilidad crediticia a que hace referencia la clausula anterior se manejara bajo la figura de una cuenta o linea de credito hasta por un termino de diez
(10) meses, a partir de la fecha de firma de la presente escritura publica, pero, en ningun caso, despues del treinta y uno (31) de octubre del ano dos mil (2,000). Transcurrida dicha fecha, los dineros desembolsados por EL BANCO a EL DEUDOR en virtud del uso de la cuenta o linea de credito seran convertidos en prestamo a largo plazo, por un termino de cinco (5) anos, a partir del treinta y uno (31) de octubre del ano dos mil (2000). El diferencial del monto de la cuenta o linea de credito que no hubiera sido utilizado por EL DEUDOR al vencimiento del plazo a que hace referencia esta clausula, sera acreditada por EL BANCO y puesta a disposicion de EL DEUDOR en una cuenta, registrandose dicho monto como un prestamo, tambien por el termino de cinco (5) anos, junto con la suma de TRES MILLONES DE DOLARES (US$3,000,000.00) moneda legal de los Estados Unidos de America, que EL
DEUDOR ya ha utilizado y que ha reconocido adeudar a EL BANCO en la clausula Primera de esta Segunda (II) parte de la presente escritura publica y junto con el monto de la linea de credito utilizada para cancelar el monto

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adeudado por EL DEUDOR a PRICESMART, INC. -------CUARTA (ABONOS Y COMISION):
Declara EL DEUDOR que se obliga a cancelar a EL BANCO, la totalidad de las sumas adeudadas por razon de su convertibilidad en prestamo, o sea, la suma de ONCE MILLONES TRESCIENTOS MIL DOLARES (US$11,300,000.00) moneda legal de los Estados Unidos de America, mediante el pago de cincuenta y nueve (59) abonos mensuales consecutivos a capital, cada uno, por una suma no menor de CIENTO OCHENTA Y OCHO MIL TRESCIENTOS TREINTA Y TRES MIL DOLARES ($US188,333.00), moneda de curso legal de los Estados Unidos de America, mas un ultimo abono final por un monto de CIENTO OCHENTA Y OCHO MIL TRESCIENTOS CINCUENTA Y TRES DOLARES (US$188,353.00), moneda legal de los Estados Unidos de America, todos ellos en concepto de capital, mas intereses y FECI, este ultimo equivalente al uno por ciento (1%) correspondiente a la tasa estatal destinada al Fondo Especial de Compensacion de Intereses (F.E.C.I.) bajo Ley cuatro (4) de mil novecientos noventa y cuatro (1994). ----- Los pagos a que hacen referencia esta clausula deberan efectuarse el dia veinticinco (25) de cada mes hasta la cancelacion total de la deuda, autorizando a EL BANCO a debitar esta o cualquier otra cantidad de la cuenta corriente que mantiene en EL BANCO. ------- EL DEUDOR autoriza por este medio, a EL BANCO, para que al recibir cualquier abono en relacion con las obligaciones que por este medio contrae a favor de EL BANCO, pueda imputar libremente, a su entera discrecion, el respectivo abono a cuenta del capital adeudado, con preferencia al pago de los intereses vencidos, que en ese supuesto quedarian pendientes de pago por EL DEUDOR. --- En caso de morosidad en el pago de los abonos a capital y/o intereses, se generara un interes moratorio equivalente al cuatro por ciento (4%) sobre la tasa de interes efectiva convenida en la clausula siguiente. La tasa de interes resultante se aplicara al saldo total adeudado y estara vigente mientras persista la morosidad. ----- QUINTA (INTERES): EL DEUDOR se obliga a pagar mensualmente a EL BANCO, durante la vigencia de la cuenta o linea de credito, es decir, hasta el dia treinta y uno (31) de octubre del ano dos mil (2,000), y durante la vigencia del prestamo que resulta de la conversion de la referida cuenta o linea de credito, un interes anual de LIBOR
[calculado a tres (3) meses], mas uno punto setenta y cinco por ciento
(1.75%) sobre el saldo adeudado, hasta la cancelacion del prestamo, ajustable periodicamente a opcion de EL BANCO, pagaderos mensualmente los dias veinticinco (25) de cada mes, mediante debito de su cuenta corriente que hara
EL BANCO y para lo cual esta debidamente autorizado por EL DEUDOR. ---- Los intereses se calcularan a una tasa anual sobre los saldos diarios adeudados, por el numero exacto de dias naturales transcurridos sobre la base de un ano de trescientos sesenta (360) dias. ----- Para los efectos de esta clausula la Tasa LIBOR (LONDON INTERBANK OFFERING RATE) se define como la tasa de interes cotizada por The Chase Manhattan Bank para la oferta de Dolares en el mercado interbancario. La tasa LIBOR se determinara dos (2) dias laborables antes del primer dia del periodo de interes. Esta tasa sera efectiva el primer dia del periodo de interes. ---------- SEXTA (COMPENSACION): EL DEUDOR, autoriza a EL BANCO para debitar cualquier suma que a cualquier titulo mantenga o reciba en EL BANCO, a fin de compensar las sumas necesarias para las amortizaciones de capital, intereses, sobretasa F.E.C.I. o de cualquier otro concepto contraidas mediante la presente escritura publica, sin dar aviso previo a EL DEUDOR. ---------- SEPTIMA (CESION DE CREDITO): EL DEUDOR conviene en que EL BANCO podra transferir en cualquier momento, a cualquier persona natural o juridica, en todo o en parte, los creditos y demas derechos y

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                     NOTARIA DUODECIMA DEL CIRCUITO DE PANAMA obligaciones de EL BANCO consignados en la presente escritura publica, sin necesidad de que EL BANCO tenga que dar ninguna clase de aviso previo a EL DEUDOR y sin que EL BANCO necesite requerir ni recibir aprobacion alguna de EL DEUDOR. EL DEUDOR autoriza a EL BANCO para suministrar a cualquier tercero, toda informacion que EL BANCO estime necesaria para facilitar dicha transferencia, exonerando expresamente EL DEUDOR a EL BANCO de cualquiera consecuencia resultante del ejercicio que EL BANCO haga del derecho a que se refiere esta clausula. ---------- OCTAVA (COMPROMISOS FINANCIEROS) EL DEUDOR se obliga para con EL BANCO, durante la vigencia del prestamo y mientras EL DEUDOR mantenga deudas con EL BANCO, a que sus estados financieros consolidados con sus empresas relacionadas, incluyendo PRICE COSTCO DE PANAMA, S.A. acreditaran y reflejaran las siguientes condiciones financieras:
Uno (1): Cobertura del Servicio de la Deuda o "Debt Service Coverage Covenant" (EBITDA/Debt Service) de un minimo de uno punto cuarenta (1.40) durante la vigencia del prestamo. EBITDA se define como el Ingreso Neto, mas intereses, impuestos sobre la renta, depreciacion y amortizaciones. Servicio de Deuda ("Debt Service"), es el pago de la suma total adeudada correspondiente a capital, mas intereses. La relacion de la Cobertura del Servicio de la Deuda ("Debt Service Coverage") sera calculado para el periodo fiscal finalizado. ----- Dos (2): Compromiso de Apalancamiento o "Leverage Covenant" (Pasivos Totales o "Total Liabilities"/Partrimonio Neto Tangible o "Tangible Net Worth" de un maximo de dos punto cero cero (2.00) durante la vigencia del prestamo. Patrimonio Neto Tangible, es el patrimonio neto, menos activos intangibles (p.e. plusvalia, prestamos a empleados, prestamos a accionistas). Patrimonio Neto o "Net Worth", son los Activos Totales menos Pasivos Totales. La relacion del Compromiso de Apalancamiento o "Leverage Covenant" sera calculado para el ano fiscal finalizado. Tres (3): Los accionistas haran una contribucion o aporte de capital por una suma no menor de Dos Millones Doscientos Doce Mil Dolares (US$2,212,000.00) moneda legal de los Estados Unidos de America, para financiar parcialmente el nuevo almacen arrendado a Price Costco de Panama, S.A., en la Ciudad de David, Provincia de Chiriqui, Republica de Panama. La contribucion o aporte de capital sera usado, primero, en el proyecto, seguido por los debitos o retiros de la facilidad crediticia. Cuatro (4): Para la construccion del nuevo almacen en El Dorado, en la Ciudad de Panama, Republica de Panama, Price Costco de Panama, S.A. contribuira o aportara la suma de Dos Millones de Dolares (US$2,000,000.00), moneda legal de los Estados Unidos de America, proveniente de su propio flujo de caja, a fin de pagar las mejoras del almacen, y/o para pagar los costos de las partes tecnicas (mejoras permanentes a la estructura del edificio). Cinco (5): Entregar estados financieros no auditados en forma trimestral, dentro de los sesenta (60) dias subsiguientes a la fecha de cierre de cada trimestre y estados financieros consolidados anuales, auditados, los cuales debera entregar dentro de los noventa (90) dias subsiguientes a la fecha de cierre del periodo fiscal. Seis (6): No podran darse cambios materiales adversos (Material Adverse Effect) en la situacion contable y financiera consolidada de EL DEUDOR y Price Costco de Panama, S.A. Siete (7) No podran darse cambios en la mayoria accionaria existente al momento del otorgamiento del presente prestamo, tanto de EL DEUDOR, como en Price Costco de Panama, S.A. o en el control de dichas empresas, sin el consentimiento previo y expreso de EL BANCO, si a criterio de este, tales cambios puedan afectar los derechos de EL BANCO respecto del prestamo o la garantia hipotecaria; ponga en riesgo el

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prestamo o produzca algun Cambio Material Adverso ("Material Adverse Effect") respecto del prestamo o de las condiciones bajo las cuales el mismo fue otorgado a EL DEUDOR. Ocho (8) EL DEUDOR, ni Price Costco de Panama, S.A. podran incurrir en endeudamientos adicionales a los ya dados a conocer por EL DEUDOR a EL BANCO, sin el consentimiento previo de este, si a criterio de EL BANCO tales cambios afecten los derechos de EL BANCO respecto del prestamo o la garantia hipotecaria; pongan en riesgo el prestamo o produzcan algun Cambio Material Adverso ("Material Adverse Effect") respecto del prestamo o de las condiciones bajo las cuales el mismo fue otorgado a EL DEUDOR. Nueve
(9) El valor de los bienes dados en garantia de este prestamo deben cubrir y garantizar la totalidad del monto del prestamo, segun un avaluo reciente. ---En adicion a lo anterior, EL DEUDOR se obliga a entregarle a EL BANCO, dentro de los treinta (30) dias subsiguientes a la fecha en que se haya finalizado la contruccion del almacen de David, Provincia de Chiriqui, un avaluo hecho por una firma de avaluadores independientes y aceptables por EL BANCO. En adicion a lo anterior, EL DEUDOR se obliga a constituir Primera Hipoteca y Anticresis a favor de EL BANCO sobre el terreno que EL DEUDOR esta en proceso de adquirir en la Ciudad de David, Provincia de Chiriqui, tan pronto adquiera la propiedad del mismo.-----------------III. CONSTITUCION DE PRIMERA HIPOTECA Y ANTICRESIS---------------------- LIMITACION AL DERECHO DE DOMINIO--------------------NOVENA: (CONSTITUCION DE LA GARANTIA) Declara EL DEUDOR que para garantizar el pago de los ONCE MILLONES TRESCIENTOS MIL DOLARES (US$11,300.000.00), moneda legal de los Estados Unidos de America que EL BANCO puso a disposicion de EL DEUDOR, sus intereses, costas, gastos de cobranza, ya sean judiciales o extrajudiciales y de cualquier otra indole a que haya lugar; asi como par garantizar el fiel cumplimiento de todas y cada una de las obligaciones que por este medio adquiera EL DEUDOR y por todo el tiempo que cualquiera de ellas subsista, CONSTITUYE en favor de EL BANCO y hasta por la suma de ONCE MILLONES TRESCIENTOS MIL DOLARES (U$11,300,000.00), moneda legal de los Estados Unidos de America, Primera Hipoteca y Anticresis sobre las cuarenta y dos (42) Fincas que se describen a continuacion: 1) cuarenta y un mil cincuenta y cuatro (41,054); 2) cuarenta y un mil cincuenta y cinco (41,055);
3) cuarenta y un mil cincuenta y seis (41,056); 4) cuarenta y un mil cincuenta y siete (41,057); 5) cuarenta y un mil cincuenta y ocho (41,058);
6) cuarenta y un mil cincuenta y nueve (41,059); 7) cuarenta y un mil sesenta (41,060); 8) cuarenta y un mil sesenta y uno (41,061); 9) cuarenta y un mil sesenta y dos (41,062); 10) cuarenta y un mil sesenta y tres (41,063); 11) cuarenta y un mil sesenta y cuatro (41,064); 12) cuarenta y un mil sesenta y cinco (41,065); 13) cuarenta y un mil sesenta y seis (41,066); 14) cuarenta y un mil sesenta y siete (41,067); 15) cuarenta y un mil sesenta y ocho (41,068); 16) cuarenta y un mil sesenta y nueve (41,069); 17) cuarenta y un mil setenta (41,070); 18) cuarenta y un mil setenta y uno (41,071); 19) cuarenta y un mil setenta y dos (41,072); 20) cuarenta y un mil setenta y tres (41,073); 21) cuarenta y un mil setenta y cuatro (41,074); 22) cuarenta y un mil setenta y cinco (41,075); 23) cuarenta y un mil setenta y seis (41,076); 24) cuarenta y un mil setenta y siete (41,077); 25) cuarenta y un mil setenta y ocho (41,078); 26) cuarenta y un mil setenta y nueve (41,079);
27) cuarenta y un mil ochenta (41,080); 28) cuarenta y un mil ochenta y uno (41,081); 29) cuarenta y un mil ochenta y dos (41,082); 30) cuarenta y un mil ochenta y tres (41,083); 31) cuarenta y un mil ochenta y cuatro (41,084); 32) cuarenta y un mil ochenta y cinco (41,085); 33) cuarenta y un mil

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ochenta y seis (41,086); 34) cuarenta y un mil ochenta y siete (41,087); 35) cuarenta y un mil ochenta y ocho (41,088); 36) cuarenta y un mil ochenta y nueve (41,089); 37) cuarenta y un mil noventa (41,090); 38) cuarenta y un mil noventa y uno (41,091); 39) cuarenta y un mil noventa y dos (41,092); 40) cuarenta y un mil noventa y tres (41,093); 41) cuarenta y un mil noventa y cuatro (41,094) y 42) cuarenta y un mil noventa y cinco (41,095); todas inscritas al Rollo seis mil uno (6001), Documento uno (1), Asiento uno (1) de la Seccion de la Propiedad Horizontal, Provincia de Panama del Registro Publico.--------DECIMA: (EJERCICIO DE LA ANTICRESIS): EL BANCO podra, cuando lo estime conveniente ejercer su derecho como acreedor anticretico, tomando posesion de las fincas hipotecadas para su administracion, dando aviso a EL DEUDOR y sin necesidad de proceso ni tramite ante ninguna autoridad.--------En caso de que sea instaurada la accion ejecutiva hipotecaria, EL BANCO continuara con el derecho de ejercer la anticresis discrecionalmente y encargarse de la administracion de las fincas dadas en anticresis tomando posesion de las mismas, en tanto se verifica la venta judicial.------------Queda convenido que EL BANCO o la persona que este designe para administrar las fincas gravadas ejercera todos los derechos que se deriven a favor de EL DEUDOR como dueno de las fincas hipotecadas, sin necesidad de rendir cuentas por dicha administracion, pues EL DEUDOR lo releva, por este medio, expresamente de dichas obligaciones.-----------Para estos efectos, EL BANCO y EL DEUDOR convienen en que, de conformidad con lo dispuesto en el articulo mil seiscientos veintitres (1623), del Codigo Civil, en caso de que EL BANCO tuviere que ejercer sus derechos como acreedor anticretico, no estara obligado a responder personalmente de los gastos que ocasione la administracion, mantenimiento y conservacion de los bienes hipotecados, ni de las primas de seguros contra ningun tipo de riesgos o de impuestos o tasas que recaigan sobre dichos bienes.--- Queda igualmente convenido por EL BANCO y EL DEUDOR que en este supuesto, los gastos referentes a las fincas y que se ocasionen en el ejercicio del derecho de anticresis, seran cubiertos por las rentas o frutos que produzcan las fincas dadas en primera hipoteca y anticresis, en primer lugar y el excedente sera aplicado al pago de los intereses y a la amortizacion del capital, en ese orden, de conformidad con las obligaciones contraidas por EL DEUDOR en la presente escritura publica.-------Si los frutos
o rentas que produzcan las fincas hipotecadas no fueran suficientes para cubrir sus gastos y las obligaciones contraidas por EL DEUDOR, EL BANCO podra proceder por la via judicial para el cobro de su credito. Esta facultad se entiende sin perjuicio de las que posee EL BANCO por virtud de los supuestos contemplados en la clausula correspondiente al vencimiento anticipado de las obligaciones.------
DECIMAPRIMERA: (SEGUROS): EL DEUDOR se obliga a mantener durante la vigencia de este contrato, las fincas gravadas, asi como las mejoras en ellas construidas, aseguradas contra incendio, con endoso de extension de cubierta y danos directos causados por terremotos, y transferiran o cederan a EL BANCO el derecho a recibir la indemnizacion, que, en caso de siniestro deba pagar la compania aseguradora y al efecto endosaran y entregaran inmediatamente a EL BANCO la poliza de seguro o polizas respectivas, asi como las renovaciones correspondientes.-- Este seguro sera en todo momento por una suma no menor al OCHENTA POR CIENTO (80%) del valor de las mejoras construidas sobre las fincas hipotecadas.--------EL BANCO se reserva el derecho de renovar la poliza de seguro a su vencimiento, cancelando el importe de la prima si EL DEUDOR no cubriera la misma; y si esto sucediere, EL

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DEUDOR debera pagar a EL BANCO a requerimiento, el valor de la prima o primas y los intereses correspondientes a la suma desembolsada por EL BANCO, a la tasa para entonces aplicable a esta deuda, pudiendo EL BANCO, si asi lo decidiera, capitalizar el valor de las primas, quedando en todo caso tambien garantizadas con los gravamenes que aqui se constituyen a favor de EL BANCO, las sumas que desembolse EL BANCO en virtud de lo dispuesto en esta clausula.---Si EL DEUDOR no cumpliere con las obligaciones aqui contraidas, EL BANCO podra, en cualquier tiempo, mediante aviso escrito a EL DEUDOR, declarar inmediatamente exigible y pagadera la totalidad de las sumas adeudadas y todos los intereses acumulados y no pagados sobre las mismas.------- DECIMASEGUNDA (INSPECCIONES): EL BANCO se reserva el derecho de efectuar inspecciones razonables a las fincas hipotecadas, en cualquier momento, previa notificacion a EL DEUDOR, durante el horario de atencion al publico por parte de Price Costco de Panama, S.A., para establecer si con dichas fincas se mantienen suficientemente garantizadas las obligaciones contraidas por EL DEUDOR en esta escritura publica, y EL DEUDOR se compromete a asumir los gastos de inspeccion, si esta se llevare a cabo.---------------------
DECIMATERCERA: (LIMITACION AL DERECHO DE DOMINIO): EL DEUDOR se compromete a no gravar, ni vender, ni en ninguna otra forma enajenar, en todo o en parte las fincas hipotecadas sin el previo consentimiento de EL BANCO, otorgado en la misma escritura en que se efectua la operacion correspondiente.----- Estas prohibiciones constituyen, por acuerdo expreso de las partes, una limitacion del dominio de las fincas gravadas en esta escritura publica y las partes solicitan al Registro Publico, la especial anotacion de la marginal correspondiente, pues solo con el consentimiento expreso de EL BANCO, podra EL DEUDOR gravar, vender o en cualquier otra forma enajenar las Fincas numeros 1) cuarenta y un mil cincuenta y cuatro (41,054); 2) cuarenta y un mil cincuenta y cinco (41,055); 3) cuarenta y un mil cincuenta y seis (41,056); 4) cuarenta y un mil cincuenta y siete (41,057); 5) cuarenta y un mil cincuenta y ocho (41,058); 6) cuarenta y un mil cincuenta y nueve (41,059); 7) cuarenta y un mil sesenta (41,060); 8) cuarenta y un mil sesenta y uno (41,061); 9) cuarenta y un mil sesenta y dos (41,062); 10) cuarenta y un mil sesenta y tres (41,063); 11) cuarenta y un mil sesenta y cuatro (41,064); 12) cuarenta y un mil sesenta y cinco (41,065); 13) cuarenta y un mil sesenta y seis (41,066); 14) cuarenta y un mil sesenta y siete (41,067);
15) cuarenta y un mil sesenta y ocho (41,068); 16) cuarenta y un mil sesenta y nueve (41,069); 17) cuarenta y un mil setenta (41,070); 18) cuarenta y un mil setenta y uno (41,071); 19) cuarenta y un mil setenta y dos (41,072); 20) cuarenta y un mil setenta y tres (41,073); 21) cuarenta y un mil setenta y cuatro (41,074); 22) cuarenta y un mil setenta y cinco (41,075); 23) cuarenta y un mil setenta y seis (41,076); 24) cuarenta y un mil setenta y siete (41,077);
25) cuarenta y un mil setenta y ocho (41,078); 26) cuarenta y un mil setenta y nueve (41,079); 27) cuarenta y un mil ochenta (41,080); 28) cuarenta y un mil ochenta y uno (41,081); 29) cuarenta y un mil ochenta y dos (41,082); 30) cuarenta y un mil ochenta y tres (41,083);----------31) cuarenta y un mil ochenta y cuatro (41,084); 32) cuarenta y un mil ochenta y cinco (41,085); 33) cuarenta y un mil ochenta y seis (41,086); 34) cuarenta y un mil ochenta y siete (41,087); 35) cuarenta y un mil ochenta y ocho (41,088); 36) cuarenta y un mil ochenta y nueve (41,089); 37) cuarenta y un mil noventa (41,090); 38) cuarenta y un mil noventa y uno (41,091); 39) cuarenta y un mil noventa y dos (41,092); 40) cuarenta y un mil noventa y tres (41,093); 41) cuarenta y un mil noventa y cuatro

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(41,094) y 42) cuarenta y un mil noventa y cinco (41,095); descritas en esta escritura publica.----------DECIMACUARTA (INFORMES FINANCIEROS) EL DEUDOR se compromete a presentar a EL BANCO, un informe anual sobre su situacion financiera y sobre el estado de cada uno de los negocios de que sea titular o coparticipe siempre y cuando adeude alguna suma a EL BANCO por razon del presente prestamo.----Estos informes deberan ser presentados dentro de los noventa (90) dias calendarios siguientes al cierre del ejercicio fiscal de EL DEUDOR.----------DECIMAQUINTA: (VENCIMIENTO ANTICIPADO): EL DEUDOR conviene ademas, en que EL BANCO podra considerar la deuda total como de plazo vencido y proceder por la via judicial, en los siguientes casos:------UNO (1): Si las fincas que EL DEUDOR da a EL BANCO en primera hipoteca y anticresis fueren secuestradas, embargadas, o se anotare suspension, marginal o demanda en el Registro Publico sobre ellas o resultaren en cualquier otra forma perseguidas.----------DOS (2): En caso de que EL DEUDOR fuera disuelto como sociedad o hicieran cesion de sus bienes o fueren declarados en quiebra o concurso de acreedores, a peticion de cualquiera de ellos o de terceros;----------TRES (3): Si EL DEUDOR no presenta a EL BANCO en cualquier momento en que este lo exija, la constancia de que las fincas estan a paz y salvo con el impuesto de inmueble, o cualquier otro impuesto, tasa o contribucion nacional o municipal, relativos a las fincas hipotecadas, o que EL DEUDOR se encuentra en paz y salvo con cualesquiera otros impuestos, tasa o contribucion, que en el futuro recaigan sobre dichas fincas, sobre otros bienes de EL DEUDOR, o sobre este en forma directa y personal.----------CUATRO (4): Si EL DEUDOR estuviere en mora de sus obligaciones con la Caja de Seguro Social y para estos efectos EL BANCO podra tambien exigir en cualquier tiempo, el certificado de paz y salvo con dicha institucion oficial.----------

CINCO (5): Si las fincas que EL DEUDOR da en primera hipoteca y anticresis sufrieren depreciacion, desmejoras o deterioro a tal grado que, a juicio de
EL BANCO no cubran satisfactoriamente las presentes obligaciones, salvo que
EL DEUDOR ofreciera otra garantia que satisfaga a EL BANCO.------SEIS (6): Si EL DEUDOR resultare secuestrado o embargado en sus negocios o en cualquiera de sus bienes (muebles o inmuebles).------SIETE (7): Si EL DEUDOR no cumpliere con los pagos establecidos en este contrato en concepto de capital e intereses.----- OCHO (8): Si el resultado de la inspeccion de que trata la clausula Decimasegunda de esta escritura publica, determina que las fincas hipotecadas no estan en buenas condiciones para garantizar las obligaciones contraidas por EL DEUDOR.-----NUEVE (9): Si EL DEUDOR no cumpliere con cualquiera de las obligaciones que contrae en cualquiera de las clausulas de la presente escritura publica.-----DIEZ (10): Si EL DEUDOR realiza cualquier acto de venta, gravamen o enajenacion de las fincas que sirven de garantia sin el expreso consentimiento de EL BANCO-----ONCE(11): Si EL DEUDOR no constituye a favor de EL BANCO primera hipoteca y anticresis sobre el terreno de la Ciudad de David, Provincia de Chiriqui, tan pronto como adquiera la propiedad sobre el mismo,-----DECIMASEXTA: (RENUNCIA A DOMICILIO
Y A TRAMITES): EL DEUDOR renuncia al domicilio y a los tramites del proceso ejecutivo en el caso de que EL BANCO tuviere necesidad de recurrir a los tribunales de justicia y si llega el caso de remate, este se efectuara a base de la suma por la cual sea hecha la respectiva solicitud de venta judicial a los tribunales.---------------DECIMASEPTIMA (GASTOS Y HONORARIOS
DE ABOGADO): EL DEUDOR se obliga a sufragar los gastos notariales de la presente escritura, el de registro de los gravamenes hipotecarios y anticreticos constituidos a favor de EL BANCO y el de cancelacion de dichos gravamenes a favor de EL

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BANCO, cuando llegue el momento oportuno, para ello, asi como los honorarios de abogado por la redaccion y firma de la minuta respectiva al presente contrato.----DECIMAOCTAVA: (CERTIFICACION): En todos los casos en que segun este contrato EL BANCO pueda declarar anticipadamente el vencimiento de la obligacion de EL DEUDOR y proceder al cobro de lo entonces adeudado, EL
DEUDOR renuncia a cualquier requerimiento previo y para los efectos de librar ejecucion contra EL DEUDOR se presume veridico el incumplimiento de la obligacion en que se ha incurrido EL DEUDOR, por lo que la obligacion de pagar la totalidad de lo adeudado se tendra por cierta y de plazo vencido----------------En igual forma, ya sea que se trate de vencimiento natural del plazo de la obligacion o de vencimiento anticipado, se tendra como liquida la suma adeudada que resulte de los libros de EL BANCO en contra de EL DEUDOR, segun certificado que expedira EL BANCO, certificado que hara plena fe del saldo deudor----------------DECIMANOVENA:(CESION DE CREDITO): EL BANCO podra ceder el credito hipotecario y anticretico consignado en la presente escritura publica, asi como tambien sus garantias, en cualquier momento, sin que para ello sea necesario avisar ni notificar a EL DEUDOR.----------------Presente en este estado el senor HOMERO EDUARDO
VELASQUEZ DORAN, de generales conocidas en esta escritura, actuando en nombre y representacion de THE CHASE MANATTAN BANK, expuso que acepta las obligaciones contraidas por EL DEUDOR, este es, PB REAL ESTATE, S.A., en la forma convenida en el contrato contenido en la presente escritura, asi como los gravamenes hipotecarios y anticreticos constituidos a su favor.-----------------------Adverti a los comparecientes que una copia de esta escritura publica debe presentarse al Registro Publico para su debida inscripcion y leida como les fue la misma, en presencia de las testigos instrumentales, ANALIDA DE DE LA CRUZ, con cedula de identidad personal numero ocho-ciento setenta y siete-siete (8-177-7) y ANABEL ARCIA, con cedula de identidad personal numero dos-noventa y siete-dos mil veintitres (2-97-2023), mayores de edad, vecinas de esta ciudad, personas a quienes conozco y son habiles para el cargo, la encontraron conforme, le impartieron su aprobacion y la firman todos para constancia, ante mi el Notario que doy fe. ---------------------------------- El suscrito Notario hace constar que se le han hecho presente los certificados de paz y salvo numeros: 321929; 321930; 321931; 321932; 321933; 321934; 321935; 321936; 321938; 321977; 321939; 321941;
321945; 321948; 321950; 321953; 321954; 321956; 321957; 321960; 321961; 321963;
321967; 321968; 321937; 321940; 321942; 321943; 321944; 321946; 321947; 321951;
321952; 321955; 321958; 321959; 321962; 321964; 321965; 321966; 323311 y 323161,
todos vigentes hasta el dia 31 de diciembre de 1999, expedido por la Direccion General de Ingresos, que corresponden a las Fincas numeros 1) 41,054; 2) 41,055;
3) 41,056; 4) 41,057; 5) 41,058; 6) 41,059; 7) 41,060; 8) 41,061; 9) 41,062; 10)
41,063; 11) 41,064; 12) 41,065; 13) 41,066; 14) 41,067; 15) 41,068; 16) 41,069;
17) 41,070; 18) 41,071; 19) 41,072; 20) 41,073 21) 41,074; 22) 41,075; 23)
41,076; 24) 41,077; 25) 41,078; 26) 41,079; 27) 41,080; 28) 41,081; 29) 41,082;
30) 41,083; 31) 41,084; 32) 41,085; 33) 41,086; 34) 41,087; 35) 41,088; 36)
41,089; 37) 41,090; 38) 41,091; 39) 41,092; 40) 41,093; 41) 41,094 y 42) 41,095
respectivamente, a que hace referencia la presente escritura publica.--------------------- EL SUSCRITO NOTARIO HACER CONSTAR QUE ESTA ESCRITURA HA SIDO REDACTADA Y ELABORADA EN BASE A MINUTA FIRMADA POR LOS ABOGADOS FABREGA, BARSALLO, MOLINO Y MULINO.------------------------ Esta escritura en el protocolo del presente ano lleva el numero de

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orden DOCE MIL CIENTO CUARENTA Y SEIS----------------------------(12146)
------------------------(Fdos.) JESUS ERNESTO GRIJALVA---------------RAFAEL
ERNESTO BARCENAS PEREZ----------HOMERO EDUARDO VELASQUEZ DORAN
---------ANALIDA de DE LA CRUZ-------ANABEL ARCIA-----------PLINIO FRANCISCO VALDES, Notario Publico Duodecimo del Circuito.------------------------------
===============================================================================
PODER OTORGADO A ERNESTO GRIJALVA PARA SUSCRIBIR LA ESCRITURA PODER DE ABOGADO----------Yo, Kurt A. May, Oficial Jefe de Operaciones de PriceSmart, Inc., por este medio, designo a Jesus Ernesto Grijalva, varon, mayor de edad, casado, abogado, ciudadano de los Estados Unidos de America, con pasaporte norteamericano No. 37002689, como apoderado de PRICESMART, INC. para comparecer ante Notario Publico en la Republica de Panama en representacion de esta compania para otorgar la correspondiente escritura publica por la cual PRICESMART, INC. cancela y libera de toda Primera Hipoteca y Anticresis que la sociedad PB REAL ESTATE, S.A. otorgo en favor de dicha compania sobre las fincas segun consta en la escritura publica No. 7541, fechada 24 de septiembre de 1998, otorgada en la Notaria Duodecima del Circuito de Panama, por la cual PRICESMART, INC. otorgo un prestamo a PB REAL ESTATE, S.A.------(fdo.) Firma ilegible---Kurt A. May--Oficial Jefe de Operaciones--PriceSmart, Inc.--------Estado de California, Condado de San Diego------------- En noviembre 22 de 1999, ante mi, Evelisee Hernandez, Notaria Publica, comparecio personalmente ante mi Kurt A. May, conocida por mi como la persona a cuyo nombre aparece suscrito el instrumento que antecede y reconocio ante mi que el ejecuto el mismo teniendo facultad autorizada y que con su firma en tal instrumento la persona o entidad en cuyo nombre el actuo, ejecuto y otorgo el instrumento.-----Evidencia mi puno y sello (fdo.) Firma ilegible.--

---Aparecen dos sellos de goma impresos ilegibles------CONDADO DE SAN DIEGO-----GREGORY J. SMITH-----ASESOR/ REGISTRADOR/ESCRIBANO DEL CONDADO-----Internet:http://www.co.san-diego.ca.us.-----aparecen a ambos costados de la pagina, en los extemos derecho e izquierdo dos sellos frios impresos en el papel. Debajo del sello que aparece en el margen superior izquierdo aparece la siguiente leyenda: Oficina del Asesor--1600 Pacific Highway, RM. 103---San Diego, CA 92101-2480---(619) 236-3771--Fax (619)
557-4056--------En la parte inferior del sello que aparece al pargen superior derecho aparece la siguiente leyenda: Registrador/Oficina del Secretario del Condado---1600 Pacific Highway, RM. 260--P.O. Box 121750, San Diego, CA 92112-1750, (619) 237-0502-- Fax (619) 557-4155-------Yo, GREGORY J. SMITH,
Asesor/Registrador/Secretario del Condado de San Diego, Estado de California, teniendo por ley un Sello, por este medio certifico que: EVELISSE HERNANDEZ cuyo nombre aparece suscrito en el juramento o Certificado de Prueba o Reconocimiento del instrumento adjunto y en el escrito, era al momento de tomar tal juramento, or Prueba o Reconocimiento, un Notario Publico en y para ese Condado, debidamente comisionado y juramentado y debidamente autorizado por las leyes de dicho Estado para tomar el mismo y adminitrar juramentos y para tomar los Reconocimientos y Pruebas de escritros o testimonios y otros instrumentos por escrito para ser registrados en este Estado. Yo estoy familiarizado con el manuscrito de dicho Notario Publico y considero que la firma de dicho juramento
o Certificado de Prueba de Reconocimiento es genuino. Yo, adicionalmente certifico que bajo las leyes del Estado de California dicho juramento o Certificado de Prueba de Reconocimiento es requerido para estar bajo sello, pero la impresion de dicho sello no es requerida por las leyes del Estado de California para ser presentado en mi despacho, ni en

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ningun otro lugar.------Aparece un sello impreso en el marge inferior izquierdo ilegible-------Fechado Diciembre 8, 1999, Atestiguado a mano.--(fdo.) Firma ilegible--------------GREGORY J. SMITH, Asesor del Condado/Registrador/ Secretario.------Certificado de Prueba de Notario. -----Lo anterior es fiel traduccion al espanol del documento presentado ante mi en idioma ingles. (Fdo.) Firma ilegible----Aparece un sello de goma en tinta, rectangular con el siguiente contenido: Alvaro Aguilar Alfu--Resolucion No. 60 de 9 de junio de 1989--cedula 8-266-901.----------------- En el reverso de la hoja aparece adherida una certificacion con las siguientes caracteristicas. En el margen superior izquierdo aparece un sello de goma en forma circular que lee "Consulado de Panama, San Diego, Calif. EE.UU. Y en el centro el escudo de la Republica de Panama. Aparece el escudo de la Republica de Panama y debajo la siguiente leyenda: REPUBLICA DE PANAMA--MINISTERIO DE RELACIONES EXTERIORES.---- CERTIFICADO DE AUTENTICACION---Recibo Oficial 21223-D---Arancel 60---Derechos B/10.00, No. 245879-----Del lado izquierdo aparece el siguiente texto: El suscrito Carolina T. De Mouritzen, Consul de Panama en San Diego, California--
CERTIFICA: que la firma que aparece en el documento adjunto que dice G.J. Smith es autentica y corresponde a la que acostrumbra usar en los documentos que autoriza en calidad de Asesor/Registrador/Secretario del Condado de San Diego, Estado de California, Estados Unidos de America.---Dado en la Ciudad de San Diego, California, el dia 10 del mes de diciembre de 1999.-----(fdo.) Firma ilegible. Aparece a un costado un sello de goma estampado, de forma circular que lee: CONSULADO DE PANAMA--SAN DIEGO, CALIF. EE.UU. Y en el centro el escudo de la Republica de Panama.---------------------------
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CERTIFICACION QUE ACREDITA LA EXISTENCIA LEGAL DE PRICESMART, INC.

Estado de Delaware---Oficina del Secretario de Estado---------------Yo, EDWARD
J. FREEL, Secretario de Estado del Estado de Delaware, por este medio certifico que "PRICESMART, INC." esta debidamente incorporada bajo las leyes del Estado de Delaware y se encuentra al dia en el pago de sus obligaciones y tiene existencia legal, segun indican los registros de esta oficina, hasta el catorceavo dia de diciembre, A.D. 1999.-------24427225----8300-----991533791-----(fdo.) Firma
ilegible----Edward J. Freel, Secretario de Estado-------Aparece un sello ilegible, adherido a la izquierda de la firma.---Autenticacion:
0139990---Fecha: 12-14-99.--------------------

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APOSTILLA-----(Convencion de la Haya del 5 de octubre de 1961)-----------------
1.  Pais: Estados Unidos de America - Este documento publico:------------------
2.  ha sido firmado por Edward J. Freel----------------------------------------
3.  actuando en su condicion de Secretario del Estado de Delaware--------------
4.  porta el sello/timbre de la Oficina del Secretario del Estado--------------
5.  CERTIFICADO-------------------En Dover, Delaware---------------------------
6.  El dia catorce dias de Diciembre A.D de 1999-------------------------------
7.  Por el Secretario del Estado de Delawre Departamento de Estado-------------
8.  Numero 0121002--------------9.  Sello/Timbre: Aparece un sello redondo-----
10. Firma: Ilegible Secretario de Estado---------------------------------------
(Fdo.) Firma ilegible--Secretario de Estado.-----------------------------------
Lo anterior es fiel traduccion al espanol del documento presentado ante mi en idioma ingles. (Fdo.) Firma ilegible---Aparece un sello de goma en tinta, rectangular con el siguiente contenido: Alvaro Aguilar Alfu--Resolucion No. 60 de 9 junio de 1989--cedula 8-266-901.------------------------------------------

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---------ACTA DE JUNTA DIRECTIVA DE LA SOCIEDAD PB REAL ESTATE, S.A.----------- En la Ciudad de Panama, a los 12 dias del mes de noviembre de 1999,

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se celebro una reunion de Junta Directiva de la sociedad PB REAL ESTATE, S.A., previa convocatoria.-----------Se encontraban presentes y/o representados en dicha reunion la mayoria de los Directores, a saber; Por los directores que representan las acciones clase A: Gilbert Partida, Robert Gans, Kevin C. Breen y Robert Price, estos tres ultimos directores, representados mediante poder otorgado a Gilbert Partida. Por los directores que representan las acciones clase B: Rafael Barcenas, Carlos Nandwani y Morris Harari, estos dos ultimos, mediante poder otorgado a Rafael Barcenas.-----------Presidio la reunion, el Presidente de la Sociedad Gilbert Partida y actuo como
Secretario, el titular del cargo Rafael Barcenas.---------Iniciada la reunion, el Presidente manifesto que el objeto de la reunion era considerar la contratacion de un financiamiento con la entidad bancaria THE CHASE MANHATTAN BANK.-------------A mocion debidamente presentada y sustentada, se aprobo la siguiente Resolucion:----------Primero: Aprobar, como en efecto se aprueba, la celebracion de un contrato de prestamo con THE CHASE MANHATTAN BANK, hasta por la suma de Once Millones Trescientos Mil Dolares (US$11,300,000.00) para ser utilizados de la siguiente manera: a) Para cancelar el saldo que adeuda la Sociedad a PRICESMART, INC., del contrato de prestamo suscrito entre ambos; b) La suma de Tres Millones de Dolares (US$3,000,000.00) sera utilizado para la construccion de mejoras en el almacen construido en el area de El Dorado, en la Ciudad de Panama y la suma de Tres Millones Setecientos Veinticinco Mil Dolares (US$3,725,000.00) para la adquisicion de un terreno en la Ciuidad de David, Provincia de Chiriqui y la construccion de sus mejoras, consistentes en otro almacen.----------Segundo: Aprobar, como en efecto se aprueba, la constitucion de Primera Hipoteca y Anticresis a favor de THE CHASE MANHATTAN BANK, hasta por la suma de ONCE MILLONES TRESCIENTOS MIL

DOLARES (US$11,300,000.00) sobre las fincas que se identifican a continuacion y que constituyen el almacen localizado en el Centro Comercial Los Pueblos, S.A.:
1) cuarenta y un mil cincuenta y cuatro (41,054); 2) cuarenta y un mil cincuenta y cinco (41,055); 3) cuarenta y un mil cincuenta y seis (41,056); 4) cuarenta y un mil cincuenta y siete (41,057); 5) cuarenta y un mil cincuenta y ocho (41,058); 6) cuarenta y un mil cincuenta y nueve (41,059); 7) cuarenta y un mil sesenta (41,060); 8) cuarenta y un mil sesenta y uno (41,061); 9) cuarenta y un mil sesenta y dos (41,062); 10) cuarenta y un mil sesenta y tres (41,063); 11) cuarenta y un mil sesenta y cuatro (41,064); 12) cuarenta y un mil sesenta y cinco (41,065); 13) cuarenta y un mil sesenta y seis (41,066); 14) cuarenta y un mil sesenta y siete (41,067); 15) cuarenta y un mil sesenta y ocho (41,068); 16) cuarenta y un mil sesenta y nueve (41,069); 17) cuarenta y un mil setenta (41,070); 18) cuarenta y un mil setenta y uno (41,071); 19) cuarenta y un mil setenta y dos (41,072); 20) cuarenta y un mil setenta y tres (41,073); 21) cuarenta y un mil setenta y cuatro (41,074); 22) cuarenta y un mil setenta y cinco (41,075); 23) cuarenta y un mil setenta y seis (41,076); 24) cuarenta y un mil setenta y siete (41,077); 25) cuarenta y un mil setenta y ocho (41,078); 26) cuarenta y un mil setenta y nueve (41,079); 27) cuarenta y un mil ochenta (41,080); 28) cuarenta y un mil ochenta y uno (41,081); 29) cuarenta y un mil ochenta y dos (41,082); 30) cuarenta y un mil ochenta y tres (41,083); 31) cuarenta y un mil ochenta y cuatro (41,084); 32) cuarenta y un mil ochenta y cinco (41,085); 33) cuarenta y un mil ochenta y seis (41,086); 34) cuarenta y un mil ochenta y siete (41,087); 35) cuarenta y un mil ochenta y ocho (41,088); 36) cuarenta y un mil ochenta y nueve (41,089); 37) cuarenta y un mil noventa (41,090); 38) cuarenta y un mil noventa y uno (41,091); 39)

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cuarenta y un mil noventa y dos (41,092); 40) cuarenta y un mil noventa y tres (41,093); 41) cuarenta y un mil noventa y cuatro (41,094) y 42) cuarenta y un mil noventa y cinco (41,095); todas inscritas al Rollo seis mil uno (6001), Documento uno (1), Asiento uno (1) de la Seccion de la Propiedad Horizontal, Provincia de Panama del Registro Publico.----------Tercero: Autorizar, como en efecto se autoriza a RAFAEL BARCENAS, portador de cedula de identidad personal No. 8-128-354, para que en nombre y representacion de la Sociedad suscriba con THE CHASE MANHATTAN BANK la escritura de prestamo respectiva y constituya la referida garantia hipotecaria y anticretica, en los terminos y condiciones que convenga con el citado Banco.------No habiendo mas asuntos que tratar, la reunion fue clausurada.-------(fdo).Gilberto Partida----Presidente -------(fdo.) Rafael Barcenas-----Secretario.----------

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Concuerda con su original esta copia que expido, sello y firmo en la Ciudad de Panama, Republica de Panama, a los veinte (20) dias del mes de diciembre de mil novecientos noventa y nueve (1999).---


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